UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 4, 2004
                                         --------------

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number

                Illinois                        04-1864170
     (State of or other jurisdiction of (I.R.S. Employer Identification No.)
         incorporation or organization)

                                225 Windsor Drive
                             Itasca, Illinois 60143
                             ------- -------- -----
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7.  Exhibits

A copy of the Press Release issued by Enesco Group, Inc. (the "Company"), dated August 4, 2004, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

On August 4, 2004, the Company issued a press release regarding its second quarter 2004 earnings. The press release of the Company is attached hereto as
Exhibit 99. This information, furnished under this "Item 9. Regulation FD Disclosure", is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ENESCO GROUP, INC.



Date:  August 4, 2004                                By: /s/ Thomas F. Bradley
                                                         ---------------------
                                                         Thomas F. Bradley
                                                         Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.        Description

99 Company Press Release dated August 4, 2004 announcing second quarter 2004 earnings.